UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 19, 2008

AMERICAN BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-51500 (Commission file number)	55-0897507 (I.R.S. Employer Identification Number)
365 Broad Street, Bloomfield, New Jersey 07003 (Address of Principal Executive Offices) (973) 748-3600 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 19, 2008, American Bancorp of New Jersey, Inc. announced that its Board of Directors has declared a quarterly cash dividend of $0.05 per share to stockholders of record as of December 10, 2008 payable on or about December 24, 2008.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Exhibit

99	Press release dated November 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

American Bancorp of New Jersey, Inc.
(Registrant)

DATE: November 19, 2008	By:	/s/ Eric B. Heyer
Eric B. Heyer
Senior Vice President and Chief Financial
Officer